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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 5, 2001


                            JDA Software Group, Inc.
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               (Exact name of registrant as specified in charter)


              Delaware                0-27876              86-0787377
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     (State or other jurisdiction     Commission           (IRS Employer
          of incorporation)           File Number)         Identification No.)


           14400 N. 87th Street, Scottsdale, Arizona       85260-3649
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            Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (480) 308-3000


          (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 5, 2001, JDA Software Group, Inc. ("JDA") completed the acquisition of certain assets of Zapotec Software, Inc. ("Zapotec") for $1,250,000 million in cash, and assumed certain trade and other liabilities and specific acquisition related liabilities for consulting and maintenance commitments under assumed contracts. Zapotec's primary product, ProMax, is an integrated software solution that enables retailers, suppliers and distributors to manage their trade allowance and promotional programs by automating the contract fulfillment, claim generation and accounts receivable process.

         In addition to ProMax, JDA acquired Zapotec's Ad Plan application. Currently in development, Ad Plan is designed to be a vertical Web portal that will integrate advertising and promotional planning and enable collaborative budgeting, secondary research, media buying merchandise content and trade allowance tracking among a community of resellers, suppliers, advertising agencies and media companies.

         The purchase price was determined through arms-length negotiations between the parties and was paid from JDA's immediately available cash funds. JDA paid $804,335 of the purchase price at closing and withheld the remaining $445,665, pursuant to the terms of the agreement, pending Zapotec's satisfaction of certain indemnification, payroll-related and third-party contractual obligations. Prior to the acquisition, there were no material relationships between JDA and Zapotec, nor any of their officers, directors, or affiliates. The acquisition, which is not significant relative to our financial position or operating results, will be accounted for as a purchase.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

              Exhibit No.                          Description
              -----------                          -----------
                  2.1               Asset Purchase Agreement dated as of
                                    February 5, 2001, by and among JDA Software
                                    Group, Inc. and Zapotec Software, Inc . and
                                    certain shareholders of Zapotec Software,
                                    Inc.

                  99.1              Press release issued February 5, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JDA Software Group, Inc.

Date: February 16, 2001              By:  /s/ Kristen Magnuson
                                          -------------------------------------
                                          Kristen L. Magnuson
                                          Senior Vice President and Chief
                                          Financial Officer
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                                  EXHIBIT INDEX

         Exhibit No.                              Description
         -----------                              -----------
           2.1                      Asset Purchase Agreement dated as of
                                    February 5, 2001, by and among JDA Software
                                    Group, Inc. and Zapotec Software, Inc . and
                                    certain shareholders of Zapotec Software,
                                    Inc.

           99.1                     Press release issued February 5, 2001.